SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                August 12, 1999
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                        AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


     Jersey, Channel Islands                            Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

     33-99970-01                                        13-3521640
     (Commission File                                   (IRS Employer
     Number)                                            Identification No.)


     Airplanes Limited                                  Airplanes U.S. Trust
     22 Grenville Street                                1100 North Market Street
     St. Helier                                         Rodney Square North
     Jersey, JE4 8PX                                    Wilmington, Delaware
     Channel Islands                                    19890-0001
     (011 44 1534 609 000)                              (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated August 16, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 AIRPLANES LIMITED


Date: August 12, 1999                            /s/ Roy M. Dantzic*
                                                 -------------------
                                                 Director and Officer


Date: August 12, 1999                            AIRPLANES U.S. TRUST


                                                 /s/ Roy M . Dantzic*
                                                 --------------------
                                                 Controlling Trustee
                                                 and Officer


                                                 *By: /s/ Michael Walsh
                                                 ----------------------
                                                      Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A       -        Report to Certificateholders
Exhibit B       -        Power of Attorney for Airplanes Limited
Exhibit C       -        Power of Attorney for Airplanes U.S. Trust

                                                                       Exhibit A


                                AIRPLANES Group

                         Report to Certificateholders

Payment Date: 16 August, 1999.
Calculation Date: 10 August 1999.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Prior Balance        Deposits         Withdrawals     Balance on
                                                                                                              Calculation Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                             9-Jul-99                                             10-Aug-99
Lessee Funded Account                                              0.00               0.00             (0.00)             0.00
Expense Account (note ii)                                  6,151,059.67       8,875,210.11    (13,917,101.43)     1,109,168.35
Collection Account (note iii)                            221,215,498.86      48,447,634.29    (52,507,316.86)   217,155,816.29
-----------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                 40,000,000.00                                          40,000,000.00
 -  Maintenance Reserve                                   80,000,000.00                                          80,000,000.00
 -  Security Deposit                                      50,470,016.00                                          48,708,182.00
 -  Other Collections (net of interim withdrawals)        50,745,482.86                                          48,447,634.29
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                    227,366,558.53      57,322,844.40    (66,424,418.29) 218,264,984.64
-----------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (July 09,1999)       6,151,059.67
Transfer from Collection Account (previous Payment Date)   8,848,940.33
Transfer from Collection Account (interim deposit)                 0.00
Interest Earned during period                                 26,269.78
Payments during period between prior
 Calculation Date and the relevant Calculation Date:
 - Payments on previous Payment Date                      (2,545,212.35)
 - Other payments                                        (11,371,889.08)
                                                      -----------------
Balance on relevant Calculation Date (Aug 10, 1999)        1,109,168.35
----------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (July 09,1999)     221,215,498.86
Collections during period                                 48,434,853.05
Swap receipts (previous Payment Date)                         12,781.24
Transfer to Expense Account  (previous Payment Date)      (8,848,940.33)
Transfer to Expense Account  (interim withdrawal)                  0.00
Net transfer to Lessee Funded Accounts                             0.00
Aggregate Certificate Payments (previous Payment Date)   (42,660,320.41)
Swap payments (previous Payment Date)                       (998,056.12)
                                                      -----------------
Balance on relevant Calculation Date (Aug 10, 1999)      217,155,816.29
----------------------------------------------------------------------------------------------------

                                       5



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

==============================================================================================
                       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                       Priority of Payments
                    (i)Required Expense Amount                                  15,000,000.00
                   (ii)a) Class A Interest                                      10,432,625.43
                       b) Swap Payments                                            823,578.17
                  (iii)First Collection Account Top-up                         120,000,000.00
                   (iv)Minimum Hedge Payment                                             0.00
                    (v)Class A Minimum Principal                                         0.00
                   (vi)Class B Interest                                          1,620,444.05
                  (vii)Class B Minimum Principal                                 2,323,786.68
                 (viii)Class C Interest                                          2,489,315.63
                   (ix)Class D Interest                                          3,625,000.00
                    (x)Second Collection Account Top-up                         48,735,682.00
                   (xi)Class A Principal Adjustment Amount                      13,214,552.68
                  (xii)Class C Scheduled Principal                                       0.00
                 (xiii)Class D Scheduled Principal                                       0.00
                  (xiv)Modification Payments                                             0.00
                   (xv)Soft Bullet Note Step-up Interest                                 0.00
                  (xvi)Class E Minimum Interest                                          0.00
                 (xvii)Supplemental Hedge Payment                                        0.00
                (xviii)Class B Supplemental Principal                                    0.00
                  (xix)Class A Supplemental Principal                                    0.00
                   (xx)Class D Outstanding Principal                                     0.00
                  (xxi)Class C Outstanding Principal                                     0.00
                 (xxii)Class E Supplemental Interest                                     0.00
                (xxiii)Class B Outstanding Principal                                     0.00
                 (xxiv)Class A Outstanding Principal                                     0.00
                  (xxv)Class E Accrued Unpaid Interest                                   0.00
                 (xxvi)Class E Outstanding Principal                                     0.00
                (xxvii)Charitable Trust                                                  0.00
                                                                           -------------------
Total Payments with respect to Payment Date                                    218,264,984.64
      Less Collection Account Top-Ups ((iii) and (x)above)                    (168,735,682.00)
                                                                           ===================
                                                                                49,529,302.64
                                                                           ===================

==============================================================================================

                                       6



(iv) PAYMENT ON THE CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                             A-4              A-6              A-7              A-8          Class B
     --------------------------
     Applicable LIBOR                                  5.18000%         5.18000%         5.18000%         5.18000%         5.18000%
     Applicable Margin                                 0.62000%         0.34000%         0.26000%         0.37500%         0.75000%
     Applicable Interest Rate                          5.80000%         5.52000%         5.44000%         5.55500%         5.93000%
     Interest Amount Payable                       1,031,111.11     3,285,514.32     2,659,555.56     3,456,444.44     1,620,444.05
     Step Up Interest Amount                               0.00             0.00             0.00             0.00             0.00

     Opening Principal Balance                   200,000,000.00   669,602,103.24   550,000,000.00   700,000,000.00   307,419,823.67
     Minimum Principal Payment Amount                      0.00             0.00             0.00             0.00     2,323,786.68
     Adjusted Principal Payment Amount                     0.00    13,214,552.68             0.00             0.00             0.00
     Supplemental Principal Payment Amount                 0.00             0.00             0.00             0.00             0.00
     Total Principal Distribution Amount                   0.00    13,214,552.68             0.00             0.00     2,323,786.68
     Redemption Amount
      - amount allocable to principal                      0.00             0.00             0.00             0.00             0.00
      - premium allocable to premium                       0.00             0.00             0.00             0.00             0.00
                                               ------------------------------------------------------------------------------------
     Outstanding Principal Balance (Aug 16,1999) 200,000,000.00   656,387,550.56   550,000,000.00   700,000,000.00   305,096,036.99
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                            Class C          Class D
     Applicable Interest Rate                           8.1500%         10.8750%
     Interest Amount Payable                       2,489,315.63     3,625,000.00

     Opening Principal Balance                   366,525,000.00   400,000,000.00
     Scheduled Principal Payment Amount                    0.00             0.00
     Redemption Amount
      - amount allocable to principal                      0.00             0.00
      - amount allocable to premium                        0.00             0.00
     Actual Pool Factor                               0.9774000        1.0000000
                                                 -------------------------------
     Outstanding Principal Balance (Aug 16,1999) 366,525,000.00   400,000,000.00
--------------------------------------------------------------------------------

Table of rescheduled Pool Factors                           n/a              n/a
  in the event of a partial redemption

                                       7



(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                            A-4              A-6              A-7              A-8           Class B
     Applicable LIBOR                                  5.26875%         5.26875%         5.26875%         5.26875%          5.26875%
     Applicable Margin                                 0.62000%         0.34000%         0.26000%         0.37500%          0.75000%
     Applicable Interest Rate                          5.88875%         5.60875%         5.52875%         5.64375%          6.01875%
------------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance Certificates)
------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES
                                                            A-4              A-6              A-7              A-8           Class B
     Opening Principal Amount                          2,000.00         6,696.02         5,500.00         7,000.00          3,074.20
     Total Principal Payments                              0.00           132.15             0.00             0.00             23.24
                                                     -------------------------------------------------------------------------------
     Closing Outstanding Principal Balance             2,000.00         6,563.88         5,500.00         7,000.00          3,050.96

     Total Interest                                       10.31            32.86            26.60            34.56             16.20
     Total Premium                                         0.00             0.00             0.00             0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                        Class C          Class D
     Opening Principal Amount                          3,665.25         4,000.00
     Total Principal Payments                              0.00             0.00
                                            ------------------------------------
     Outstanding Principal Balance                     3,665.25         4,000.00

     Total Interest                                       24.89            36.25
     Total Premium                                         0.00             0.00
--------------------------------------------------------------------------------

                                                                       Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

                                                          /s/ John Banes
                                                          --------------
                                                              John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.

Dated: 24 June 1996                                     /s/ Roy M. Dantzic
                                                        ---------------------
                                                        Roy M. Dantzic

                                      Witness:          /s/    A.Syvret
                                                        ---------------------


Dated: 24 June 1996                                     /s/ William A. Franke
                                                        ---------------------
                                                        William A. Franke

                                      Witness:          /s/ A.Syvret
                                                        ---------------------


Dated: 24 June 1996                                     /s/ Hugh R. Jenkins
                                                        ---------------------
                                                        Hugh R. Jenkins

                                      Witness:          /s/ A.Syvret
                                                        ---------------------


Dated: 24 June 1996                                     /s/ William M. McCann
                                                        ---------------------
                                                        William M. McCann

                                      Witness:          /s/ A.Syvret
                                                        ---------------------


Dated: 24 June 1996                                     /s/ Edward J. Hansom
                                                        ---------------------
                                                        Edward J. Hansom

                                      Witness:          /s/ A.Syvret
                                                        ---------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

                                                          /s/ John Banes
                                                          --------------
                                                              John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: 24 June 1996                       /s/ Roy M. Dantzic
                                          ----------------------
                                          Roy M. Dantzic
                                          Controlling Trustee


                                          /s/ William A. Franke
                                          ----------------------
                                          William A. Franke
                                          Controlling Trustee


                                          /s/ Hugh R. Jenkins
                                          ----------------------
                                          Hugh R. Jenkins
                                          Controlling Trustee


                                          /s/ William M. McCann
                                          ----------------------
                                          William M. McCann
                                          Controlling Trustee


                                          /s/ Edward J. Hansom
                                          ----------------------
                                          Edward J. Hansom
                                          Controlling Trustee